SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           May 25, 1999 (May 13, 1999)
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  000-29222                  13-3575874
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

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Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on May 13, 1999 which discussed clinical trial results achieved by the Company's O-Vax(TM) product for the treatment of ovarian cancer.

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.5 Press Release dated May 13, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVAX TECHNOLOGIES, INC.

Date:  May 25, 1999

                                   By:   /s/ Jeffrey M. Jonas
                                      ---------------------------------
                                   Name: Jeffrey M. Jonas, M.D.
                                   Title: President and Chief Executive Officer


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

                                  Exhibit Index

Exhibit Number                                             Description
--------------                                             -----------

   99.5                                        Press Release dated May 13, 1999.


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